068 P1 11/24

FRANKLIN ALTERNATIVE STRATEGIES FUNDS
SUPPLEMENT DATED NOVEMBER 1, 2024
TO THE PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI’)
EACH DATED OCTOBER 1, 2024, OF
K2 ALTERNATIVE STRATEGIES FUND (THE “FUND”)

1. Effective on November 1, 2024, for the “Fund Details—Management” section, the following information is inserted in the Fund’s prospectus:

Name of Sub-Advisor	Strategy	Address of Sub-Advisor
RBC Global Asset Management (U.S.) Inc.	Global Macro	250 Nicollet Mall, Suite 1550 Minneapolis, MN 55401

2. Effective on November 1, 2024, for the “Management and Other Services—Sub-Advisors” section, the following paragraph is inserted in the Fund’s SAI:

RBC Global Asset Management (U.S.) Inc. (RBC US), 250 Nicollet Mall, Suite 1550, Minneapolis, MN 55401 serves as a sub-adviser to a portion of the Fund’s portfolio and a delegate of its affiliate, RBC Global Asset Management (UK) Limited. RBC US, a Minnesota corporation, was formed in 1983 and is a wholly-owned subsidiary of RBC USA Holdco Corporation, a Delaware corporation and a wholly-owned subsidiary of RBC U.S. Group Holdings, LLC, a Delaware limited liability company, which, in turn, is a wholly-owned subsidiary of Royal Bank of Canada.

3. The following proxy voting policy for RBC Global Asset Management (U.S.) Inc is inserted to “Appendix A – Proxy Voting Policies and Procedures” in the Fund’s SAI:

RBC Global Asset Management

Proxy Voting Guidelines

Updated March 2024

Introduction

Proxy voting approach

As an asset manager, RBC Global Asset Management (RBC GAM)1 has an obligation to act in the best interests of the accounts that it manages, including segregated client accounts and investment funds (collectively, “portfolios”). This responsibility includes exercising the voting rights attached to securities in the portfolios we manage. It is our policy to exercise the voting rights of the portfolios we manage in their best interests and with a view to enhancing the long-term value of the securities held.

Enhancing governance

We are satisfied that investments in issuers that have more transparent disclosure and more effective governance generally yield better results. We believe that we can help to protect and enhance the long-term value of the portfolios we manage through our support of organizations that work to promote good governance, through direct or indirect engagement with issuers, and by communicating with an issuer’s management through the exercise of voting rights2.

Proxy voting issues

Issuers’ proxies most frequently contain management proposals to elect directors, to appoint auditors, to adopt or amend compensation plans, and to amend the capitalization of the issuer. A security holder’s ability to clearly communicate with the management of an issuer using these few tools is limited. We encourage issuers and their boards of directors to consider and adopt recognized best practices in governance and disclosure.

A decision to invest in an issuer is based in part on the quality of an issuer’s disclosure, the performance of its management and its corporate governance practices. Since a decision to invest is generally an endorsement of management of the issuer, we will usually vote with management recommendations on routine matters. When considering the election of directors, we will consider the board’s past course of action and any plans to improve governance and disclosure.

Proxies may also contain shareholder proposals requesting a change in the policies and practices of management. When evaluating shareholder proposals, we consider materiality, prescriptiveness, and existing disclosures and commitments, where applicable. Under this approach, where we believe fulfillment of shareholder proposal requests is in the best interests of our portfolios, we will support them.

We access and utilize research on management performance and corporate governance issues drawn from asset manager and analyst due diligence and we consider the detailed analysis and voting recommendations provided by leading independent research firms. We also participate as a member in organizations such as the Canadian Coalition for Good Governance, the Council of Institutional Investors, the International Corporate Governance Network and the Responsible Investment Association, which provide industry insights on corporate governance best practices.

1 In this document, references to RBC GAM include the following affiliates: RBC Global Asset Management Inc. (including Phillips, Hager & North Investment Management), RBC Global Asset Management (U.S.) Inc., RBC Global Asset Management (UK) Limited, and RBC Global Asset Management (Asia) Limited and RBC Indigo Asset Management Inc. (RBC Indigo). RBC Indigo was formerly known as HSBC Global Asset Management (Canada) Limited, and became a wholly-owned subsidiary of Royal Bank of Canada effective March 29, 2024.

2 In certain instances, including but not limited to those involving quantitative investment, buy-and-maintain, passive and certain third-party sub-advised strategies, there is no engagement with issuers by RBC GAM.

Securities lending

Some RBC GAM funds participate in securities lending programs. In order to allow for proxy voting for securities that have been loaned by these funds, we will recall all of these securities in for North American issuers on or before the record date to ensure vote eligibility. For loaned securities of issuers outside of North America, we will recall all of the securities of an issuer where we own at least 1% of the outstanding shares of that issuer or there is a significant voting issue where RBC GAM’s position could impact the result.

Proxy Voting Guidelines

We have established these Proxy Voting Guidelines (the “Guidelines”) to govern the exercise of our voting rights. We review and update our Guidelines on an ongoing basis as corporate governance best practices evolve.

Our Guidelines are published for the information of our clients and to assist issuers in understanding the message we have sent or intend to send through the exercise of proxy voting rights.

While we will generally vote proxies in accordance with the Guidelines, there may be circumstances where we believe it is in the best interests of our portfolios for us to vote differently than as contemplated by the Guidelines, or to withhold a vote or abstain from voting.

In the event of a perceived or actual conflict of interest involving the exercise of proxy voting rights, we follow procedures to ensure that a proxy is exercised in accordance with our Guidelines, uninfluenced by considerations other than the best interests of our portfolios.

The Guidelines are applied for issuers in Canada, the United States, the United Kingdom, Ireland, Australia, and New Zealand. In all other markets, RBC GAM utilizes the local benchmark voting policy of Institutional Shareholder Services Inc. (ISS). It should be noted that the Guidelines may not specifically address each voting issue that may be encountered. In these cases, RBC GAM will generally follow ISS’ local benchmark voting policy, after reviewing and agreeing with their implementation. In all cases, RBC

GAM reviews each meeting and proposal to ensure votes are submitted in the best interests of our portfolios. RBC GAM has the ability to override the recommended votes of ISS after determining that the recommended votes would not be in the best interests of our portfolios.

Proxy voting process

Proxy voting vendor

RBC GAM retains the services of ISS to manage and execute proxy votes. In addition, ISS provides custom voting recommendations for all proxies based on our Guidelines, where applicable. RBC GAM subscribes to the research of both ISS and Glass, Lewis & Co. The research and benchmark policy voting recommendations from both proxy advisors may be considered as part of the proxy voting decision.

However, the final voting decision is independent and voting authority rests solely with RBC GAM.

Internal monitoring and review

RBC GAM has a detailed process to manage the review and approval of vote instructions. Our Responsible Investment (RI) team manages the internal review of proxy voting to ensure that the custom recommendations made by ISS correctly reflect the intentions of the Guidelines. This includes the daily review of upcoming company meetings, corresponding meeting research and custom vote recommendations by the RI team’s analysts. Our investment teams receive regular reports of upcoming meetings in the portfolios they manage, which may include flags and rationales for any recommended votes against the recommendations of management based on either the Guidelines or ISS’ local benchmark voting policy.

For logistical and organizational purposes, and to increase the likelihood of vote acceptance, we have instructed ISS to auto-submit votes based on our custom voting recommendations, where applicable, prior to each meeting’s own market cutoff date. Because voting authority rests solely with RBC GAM, we may manually submit our votes at any time prior to the meeting. In each case, the aforementioned review and approval process is applied.

In advance of a meeting, if a company files additional soliciting materials with the local regulators, or publishes a response to the research or vote recommendations of ISS or Glass, Lewis & Co., sufficiently in advance of applicable voting deadlines, we will review those responses and consider them in our voting decision, if deemed material to the voting decision. We encourage these disclosures, as it can provide a wider group of investors with useful information than the company may otherwise be able to engage with directly. In the case of Glass, Lewis & Co., the vendor publishes company responses in amended research reports, and our RI team receives email notifications of such amendments. In the case of ISS, the vendor publishes ‘Proxy Alerts’ in amended research reports. Because we retain the services of ISS to manage and execute proxy votes, we also utilize the vendor’s online voting platform to notify our RI team of instances where (a) an ISS research report has been republished, (b) ISS’ benchmark policy voting recommendations have changed, and (c) ISS has changed its custom voting recommendation to us. Due to the various parties and systems involved in the proxy voting process and the volume of votes researched, we encourage companies to disclose responses or additional solicitation materials as soon as possible to provide investors with ample time to consider the disclosed information.

Vote override

In scenarios where the custom voting recommendations from ISS are inconsistent with the intentions of the Guidelines, and/or do not reflect the best interests of the portfolio(s), a vote override process will be initiated. This process can be prompted through the review process of the RI team or as a result of direct input from the investment teams.

Investment teams are consulted on any vote override request and the request is submitted to the Proxy Voting Committee for review. Our Proxy Voting Committee includes our Chief Investment Officer (CIO) and the Managing Director & Head, Responsible Investment. In order for a vote override request to be processed, the majority of Proxy Voting Committee members (not including the CIO) must agree. The CIO has ultimate authority on all proxy voting decisions, which are made in a manner consistent with the firm’s fiduciary duty. We consider a vote override to be consistent with the intentions of the Guidelines, and our approach to exercise the portfolios’ voting rights in their best interests, with a view of enhancing the long-term value of the securities held.

For transaction-related proposals such as the approval of merger and acquisition transactions, ISS does not provide custom vote recommendations. These proposals are referred to the portfolio managers.

RBC GAM engages with ISS on an annual basis in advance of the upcoming proxy voting season to confirm the desired implementation of the Guidelines and any updates thereof. This includes a review of ISS’ benchmark voting policy updates to review each guideline and its implementation.

Board of directors

The board of directors of a corporation must act in the best interests of that corporation. The board engages the services of a management team to ensure the corporation’s long-term success. The board’s key functions are to approve direction of corporate strategy, supervise risk management, and evaluate the performance of the company and of management. Overall, the board is responsible for determining, implementing, and maintaining a culture of integrity and ethical behaviour.

In order to be effective in representing the interests of security holders, the board should reflect the criteria outlined below. If these criteria are met, then we will generally vote in favour of the election of directors proposed by management. We will also generally support shareholder proposals seeking to implement these criteria.

Independence of the board of directors

Ideally, the board should be composed of a substantial majority of independent directors.

An independent director shall be independent of management and free from any interest or relationship that could interfere with the director’s ability to act in the best interests of the corporation and its shareholders. A director who is not independent will be considered to be independent three years after the termination of the relationship or interest that caused the director’s independence to be compromised. However, a former CEO or CFO of the company will not be considered independent until five years after their employment with the company ends.

For directors who are also major shareholders (defined as a person who controls 5% or more of the equity or voting rights of the company), independence will be assessed on a case- by-case basis. However, if these directors hold stock that has disproportionate voting rights, they will not be considered to be independent.

We will consider proposals to adopt a stricter definition of independence on a case-by-case basis and in doing so will consider the current independence of the board as well as local legal and regulatory requirements.

We will generally support proposals requesting that the company provide expanded disclosure of potential conflicts of interest regarding directors.

Voting guideline

We will generally not support directors who are non- independent, with the exception of the current CEO, if the proposed board is composed of less than a two-thirds majority of independent directors.

We will generally support proposals that limit employees of the company sitting on the board to the CEO only.

Independence of the chair

It is a matter of good governance practice that an independent director be appointed to the position of chair of the board of directors. An independent chair is one of the primary mechanisms by which board independence is maintained. If the chair is not independent, we would generally expect the appointment of a lead independent director.

Voting guideline

We will generally not support a non-independent director if he or she is also chair (or will become chair upon becoming a director) unless an independent director is appointed as a lead director and an independent corporate governance committee exists.

We will evaluate shareholder proposals requesting that the roles of CEO and chair be separated, or that an independent chair be appointed, on a case-by-case basis. Generally speaking, we will support such proposals in cases where governance concerns persist.

Executive chair

In some instances a company may appoint an individual to be an “executive chair” of the board. An executive chair can present both corporate governance and compensation concerns for shareholders. The company should disclose the role of the executive chair in detail and explain to shareholders why having an executive chair is appropriate for its governance.

Compensation arrangements for an executive chair can be of particular concern and should be assessed in the context of director compensation rather than executive compensation practices. We are particularly concerned when the executive chair role appears to have been created to provide ongoing generous compensation to a retired CEO or founder of the company.

Voting guideline

We will review all executive chair compensation arrangements on a case-by-case basis but may withhold/vote against members of the compensation committee if the executive chair’s total compensation is more than two times that of the highest paid independent director sitting on the board.

We will generally support shareholder proposals that ask for enhanced disclosure of the responsibilities of the executive chair, and full disclosure of the compensation structure for the role.

Risk management

One of the primary responsibilities of the board is to understand the risks facing the company and to ensure that management has put in place appropriate measures to identify, monitor and manage those risks. While initial responsibility for risk management may be delegated to a committee of the board, it is ultimately the responsibility of the entire board.

Proper succession planning is also an important responsibility of senior management and the board, particularly when it comes to identifying candidates for the CEO role. Companies and boards should have a robust succession planning process and fully disclose to shareholders the process to ensure that the company follows that process.

Voting guideline

Proposals to establish a risk committee of the board will be assessed on a case-by-case basis. These proposals will be assessed in the context of the risk profile of the company and how effectively those risks are being managed.

Board size

The number of directors on a board can be an important factor in board effectiveness. The board should be large enough to adequately perform its responsibilities without being so large that it becomes cumbersome. In general, boards should have between 5 and 15 directors, but the appropriate number of directors will vary with the size and nature of the corporation.

Voting guideline

Where the number of directors is outside this range of 5 – 15 directors we will vote against approval of the number of directors on the board if we believe that board effectiveness has been compromised.

Committees of the board

Committees have become accepted mechanisms of corporate governance. Corporations of a sufficient size should, at a minimum, include the following committees of the board:

Audit Committee: The audit committee should be responsible for ensuring the accurate accounting and reporting of the company’s financial performance, ensuring that adequate internal control measures exist, and overseeing the annual external audit of the corporation. We believe that audit committee members require sufficient professional expertise to effectively carry out their duties and consider a lack of expertise and/or relevant experience in our assessment of the committee.

Corporate Governance Committee: The corporate governance committee should be responsible for the oversight of the governance of the corporation.

Compensation Committee: This committee should be responsible for the direction and oversight of the company’s executive compensation program and for regularly evaluating the performance of senior management.

Nominating Committee: The nominating committee should identify the board’s need for new or additional directors and skill sets, and then recruit, nominate and orientate new directors. The committee should also assess the need for certain skills on the board that may be lacking.

The chair and committee members should all be independent directors.

Voting guideline

For most companies, we will not support non-independent board members who sit on, or chair, any of the above committees.

We will generally support proposals to prohibit CEOs of other listed companies from sitting on the compensation committee.

For small companies, we will generally not support non- independent board members who sit on, or chair, the audit committee. For the compensation, nominating and corporate governance committees, a majority of the members and the chair should be independent.

We will generally vote against the board for failing to establish any or all of the above committees. We will support proposals to establish any or all of the above committees.

We will generally support proposals that encourage boards and management to adopt short and long-term succession planning policies for all levels of senior management, including the CEO, and to fully disclose those policies to shareholders.

Majority voting

It is a fundamental right of shareholders to have an effective ability to vote directors both on and off the board. Plurality voting does not respect this basic right. Companies should adopt policies to ensure that directors are elected to the board using a majority vote system whereby directors who do not receive a majority of the votes cast in their favour are required to submit their resignation to the board. Barring exceptional circumstances, that resignation should be accepted by the board. “Exceptional circumstances” would be truly rare and in general, would only arise if the board needed additional time to replace the distinct expertise of that director. In no circumstances should a director who failed to receive a majority of votes in their favour be allowed to remain on the board indefinitely.

Voting guideline

We will generally support proposals that call for the adoption of a majority vote system for the election of directors in non- contested director elections.

Where a director fails to receive majority support in a director election and continues to sit on the board, and the board fails to provide a valid time-limited reason for this, we will generally withhold votes from the director in question, all directors who sit on the nominating and governance committees, and the chair of the board for as long as that director continues to sit on the board.

Cumulative voting

There are valid arguments for and against cumulative voting. It can ensure an independent voice on an unresponsive board, or it can allow a small group of shareholders to promote their own agenda.

Voting guideline

We will generally vote against cumulative voting proposals, unless there is a clear and demonstrated need for cumulative voting.

Staggered boards

The annual election of all directors is an effective way to ensure that shareholders can change the composition or control of the board, especially during periods of deteriorating corporate or board performance. We believe that the annual election of all directors best serves the interest of shareholders.

Voting guideline

We will not support a proposal for the introduction of staggered terms.

We will not necessarily vote against a slate of directors simply because the board uses staggered terms.

We will support a proposal to eliminate staggered terms or to introduce the annual election of directors.

Director attendance

Directors should be able to commit sufficient time and energy to carry out their duties in an effective manner. Although attendance at board and committee meetings is not the only measure of director performance, poor attendance makes it difficult for directors to carry out their responsibilities effectively.

Voting guideline

We will generally not support the election of existing directors if they have attended less than 75% of the board and committee meetings in aggregate, unless there are extenuating circumstances.

We encourage companies to disclose a summary of the frequency of key committee meetings and attendance for those meetings. We will generally not support the election of the Corporate Governance committee if records for board attendance are not disclosed.

Overboarding

Serving as a director of a public company requires a significant commitment in time and effort. If directors sit on an excessive number of boards it can compromise their ability to serve effectively.

Voting guideline

We will generally withhold votes from directors who sit on more than five boards or, in the case of current CEOs or Executive Chairs, more than two boards (their own board plus one other).

Director liability and indemnification

We recognize that in order to build and maintain a qualified board it may be necessary for the company to have a policy limiting the liability of directors and provide them with an indemnity. However, these policies should only apply when directors are acting honestly, in good faith and in the best interests of the corporation. If the director acts dishonestly, the indemnification should not apply.

Voting guideline

When considering proposals to eliminate or limit the personal liability of the directors, RBC GAM will consider:

• the performance of the board

• the independence of the board and its key committees

• whether or not the company has anti-takeover devices in place

If the above factors are favourable, we will generally support liability-limiting proposals to indemnify directors against legal costs provided they have acted honestly and in good faith and provided the company persuasively argues that it is necessary to attract and retain directors.

We will also generally support proposals seeking personal liability for directors as a result of fiduciary breaches arising from gross negligence. We will generally oppose proposals for indemnification when they seek to insulate directors from actions they have already taken or if litigation is pending.

Tenure of directors

We consider board renewal and diversity as an important component of overall board effectiveness. In order to facilitate the board renewal process, we strongly encourage boards to consider the tenure of individual directors as well as the range of tenures throughout the board as part of the annual board assessment.

Excessive average board tenure, as compared to market norms, without evidence of consistent board refreshment, will be considered as part of our overall assessment of an issuer’s corporate governance practices.

Voting guideline

We will evaluate shareholder proposals to introduce term limits for directors on a case-by-case basis.

We will assess the independence of all directors annually regardless of length of service. We will generally vote against the chair of the nominating committee where more than one-third of the board has a tenure greater than 15 years.

Performance evaluation of directors and board A board must evaluate its own performance, which presents a conflict of interest. We believe that the best way to deal with this conflict is for the board to adopt its own statement of principles and guidelines to evaluate the performance of directors and the effectiveness of the board. The board should prepare annual evaluations based on these principles and guidelines, and should summarize the results of that evaluation in the annual proxy circular.

Voting guideline

We will support proposals to develop and institute performance evaluations for a board of directors and to disclose a summary of the results of those evaluations in the annual proxy circular.

Directors proposed on a single ballot item

We believe that directors should be proposed for election individually on the ballot. When multiple directors are proposed for election on a single ballot item, it removes the shareholders’ ability to vote against the election of individual directors and change the composition of the board.

Voting guideline

We will support proposals that directors be proposed for election individually.

We will generally vote against the election of a board proposed on a single ballot item if we would vote against the election of any of the nominated directors based on the Guidelines.

In camera meetings

In camera meetings of independent board members create an opportunity for more candid discussions than may occur at formal board meetings. These meetings may help to facilitate and enhance overall board independence. It is recommended that after these meetings, the chair of the in camera sessions should meet with the chief executive officer to advise of the topics that were discussed.

Voting guideline

We will generally support proposals that would require regular in camera meetings of independent board members only.

Voting for directors

In general, we will vote for the directors nominated by management unless these guidelines indicate otherwise or the long-term performance of the issuer or the directors has been unsatisfactory. We will also consider any issues that come to our attention regarding a director’s performance at another public company. We may also consider the board and management team’s assessment and management of what we consider to be material ESG factors.

Voting guideline

We will generally not support the election of certain directors if there are instances of material governance failures or significant failures in risk oversight, including on material ESG issues. This may include instances where climate change poses a significant risk to the issuer and we believe these climate-related risks are not being adequately addressed.

We may also vote against the election of certain directors when we believe an issuer has not made satisfactory progress on a material ESG issue, as determined by RBC GAM.

We will generally not support directors with material governance and/or performance issues at another public company.

Audit process

The audit plays a vital role in the corporate governance process. Not only does it verify the financial performance of a company, but it also identifies any deficiencies in the internal control mechanisms of the company.

The audit process should involve the establishment of an independent audit committee (see 1.4) and the appointment of an independent auditor by that committee. The auditor should report directly to the audit committee and not to management.

The audit partner should be rotated on a regular basis in line with regional requirements.

We believe the audit committee has a responsibility to select and appoint an auditor in the best interests of shareholders. We support the role of the external auditor being put to tender on a regular basis. We believe external auditor tenure exceeding 20 years is disproportionate compared to market norms. Auditor tenure will be considered case by case as part of our overall assessment of issuers’ corporate governance practices.

Voting guideline

We will generally support the choice of auditors recommended by the audit committee.

Where auditors are being changed for reasons other than routine rotation, we will review the reasons on a case-by- case basis.

In line with applicable regulations, we generally will not vote against auditor ratification based on external auditor tenure alone. Where governance issues have been identified and we believe those issues are linked to external auditor tenure, we may vote against auditor ratification or audit committee members. Where the auditor has limited or capped its liability as it relates to the performance of the audit and the limits placed on the auditor’s liability are unreasonable, we will not support the choice of auditor.

If the lead audit partner has been linked with a significant auditing controversy, we may not support the choice of auditor or its remuneration.

Audit fees

The amount and composition of fees paid to an auditor can compromise an auditor’s ability to act independently and perform an audit that is free from undue influence by management. In order to help ensure auditor independence, a substantial majority of the fees paid to the auditors should be for audit and audit-related services.

Voting guideline

We will generally support proposals that prohibit the outside auditor from maintaining a relationship with the company other than providing audit and audit-related services.

We will generally vote against the choice of auditor if less than two-thirds of the total fees paid to the auditor over the previous year were for audit and audit-related services. We will consider withholding our votes from members of the audit committee if the company’s auditor received more than half its fees from non-audit services.

Board diversity

To enhance overall board effectiveness we expect that directors will have a diverse range of backgrounds and experience. An effective board should include directors with mix of professional experience relevant to the corporation. To the extent practicable, directors should reflect the gender, racial, ethnic and other dimensions of diversity of the communities in which the corporation operates and sells its goods or services.

We recommend that companies publicly disclose information on the diversity of their board of directors. We encourage companies to also disclose information on the diversity of their executive and/or senior management teams and wider workforce. For consistency, we encourage disclosure aligned with companies’ local jurisdictions, such as the EEO-1 Report in the United States and as defined in the Canada Business Corporations Act in Canada, at a minimum.

We also recommend that boards adopt policies, goals, and timelines to improve diversity on boards and in senior management, specifically regarding the representation of underrepresented groups, with the ultimate goal of being aligned with the diversity of the communities in which the corporation operates and sells its goods or services.

We may vote against the election of board members if there are no board nominees from racially or ethnically underrepresented groups based on self-identification.

Voting guideline

We will generally support proposals that call for enhanced disclosure or reporting requirements regarding board diversity policies and procedures.

We will generally support proposals to adopt non-binding guidelines for diverse representation on the board.

We will review proposals to adopt binding quotas or targets for diverse representation on the board on a case by case basis.

1.20a Board gender diversity

With regard to women on boards, we encourage boards to publicly adopt a guideline of achieving 30% or more board seats held by women within a reasonable time period.

Although we will consider the circumstances of each board on a case-by-case basis, the calculation to determine the percentage of women on boards will be independent from other dimensions of diversity.

If a company’s board has less than 30% women directors, we will vote against directors who sit on the nominating or corporate governance committees of the board. Exceptions may be warranted based on company commitments and/ or the adequacy of the company’s board gender diversity policy. An adequate policy should generally include:

• A commitment to increase board gender diversity to at least 30%.

• Measurable goals or targets to increase board gender diversity to at least 30% by the next annual meeting of shareholders.

In some cases, issuers with a history of board gender diversity of at least 30% and an adequate board gender diversity policy, may have less than 30% women on the board at the time of a shareholder meeting. We will review these on a case-by-case basis, but where the issuer provides a reasonable rationale for the change, we will generally allow the board one year to increase board gender diversity back to above 30%.

Consideration will be given to a board’s approach to gender diversity in executive officer positions and any related goals, targets, programs or processes for advancing women in executive roles. We expect issuers to disclose progress on reaching board gender diversity targets and the strategies or plans employed to achieve them.

Management and director compensation

We believe that all compensation plans should attempt to align the long-term interests of shareholders with the interests of management and directors. Compensation plans should also be sufficiently generous to attract and retain individuals with the skill sets required to ensure the long-term success of the company, but compensation should always be commensurate with performance. The compensation plan should be developed and maintained by the compensation committee.

Equity-based compensation plans

In general, these plans should reward good performance, and not reward poor performance. The cost of the plan, either to the shareholders or the company, should be related to the benefits derived from it. The plan should be disclosed to the shareholders in detail and be approved by them.

In general we would like to see a reduction in the use of stock options as a form of compensation. Our preference is for stock ownership rather than stock options.

Voting guideline

We will review each equity-based compensation plan on a case-by-case basis.

We will generally support:

• plans that explicitly define the awards to senior executives and link the granting or vesting of equity-based compensation to specific performance targets

• stock option plans where the options are issued with a strike price higher than the current price of the underlying asset

• plans where the stock options have a term appropriate for the issuer (e.g. volatility, dividend yield, strategic timeline)

• amendments to plans that will remove or amend a negative attribute from an existing plan, ultimately improving its overall structure

We will generally not support

• evergreen” stock option plans

• plans or proposals that allow the repricing of stock options, or that reissue options a strike price below the strike price of the original options

• any plan that does not prohibit the inappropriate manipulation of equity award grant dates through practices known as backdating, spring loading or bullet dodging

• plans that are 100% vested when granted or plans that allow pyramiding, gross-ups or automated acceleration of the vesting requirements, including when there is a change in control. We will oppose plans that do not provide clear guidelines for the allocation of awards

• plan amendments if the total potential dilution of all plans exceeds 10%, or annual dilution exceeds 1%

• plans that authorize allocation of 25% or more of the available awards to any one individual

• plans that give the board broad discretion in setting the terms and conditions of equity-based compensation programs

• stock option plans that allow for the “reloading” of exercised or lapsed options

• equity-based compensation plans that allow, or do not specifically prohibit, hedging. We will withhold/vote against the members of the compensation committee if any equity-based compensation exposure is hedged during the period

In general, we believe it is not appropriate for directors to participate in stock option plans, and would prefer directors own stock outright in the company. As such, we will generally not support proposals for director participation in stock option plans. However, for small companies we will review director options on a case-by-case basis, and if a company demonstrates a need for director options we may support such a plan (for example, where cash preservation is a priority for the company).

We will generally not support change in control provisions that allow for stock option holders to receive more for their options than shareholders would receive for their shares, or provisions that allow for the granting of options, or other equity awards, or bonuses to outside directors in the event of a change of control.

We discourage the use of omnibus stock option plan proposals. Ideally, shareholders should have the opportunity to consider and vote on the separate components of such plans.

Expensing of share options

While options may not be an expense to the corporation, they are an expense to the existing shareholders due to the dilution effects. As such, we believe that share options should be expensed in the financial statements of a corporation.

Voting guideline

We will support proposals that require the expensing of stock options in the financial statements of a corporation in accordance with IFRS.

Golden parachutes

We recognize that ‘golden parachutes’ may in some circumstances be an appropriate way to provide executives with the personal financial security and professional objectivity that is required to act in the best interests of shareholders. However, in some cases these provisions can be excessive.

Voting guideline

We will support proposals requiring shareholders to approve golden parachute arrangements.

We will review golden parachute arrangements on a case- by-case basis. However, we will generally vote against overly generous golden parachutes for senior executives. We will also vote against plans that use a single trigger for cash or other payments or for the vesting of equity based compensation.

Employee stock purchase plans

The interests of shareholders and employees are aligned if employees have the opportunity to become shareholders at a reasonable price. Employee stock purchase plans are an effective way to facilitate that alignment. In general we will support employee stock purchase plans that align employee interests with creating value for shareholders.

Voting guideline

We will generally support employee stock purchase plans with a purchase price of not less than 85% of market value, potential dilution of less than 10% and an appropriate mandatory hold period.

Director compensation

We believe that director compensation should be commensurate with the time and effort that directors spend executing their duties, but it should not be so generous that it may compromise a director’s ability to act independently of the board or management. We also believe that directors who personally own a significant amount of the company’s stock will be better motivated to act in the interests of all shareholders.

Voting guideline

We will review proposals regarding director compensation on a case-by-case basis. We will support proposals advocating a proportion of the directors’ remuneration be in the form of common stock.

We will assess director compensation on a case-by-case basis and will withhold from members of the board committee responsible for director compensation (or the full board and/or the chair in the absence of a responsible committee) if we believe that director compensation is excessive or inappropriately structured. Factors that will be considered include:

• The potential to compromise the independence of directors

• The overall alignment with shareholder interests

• If compensation is excessive in terms of the size and complexity of the company

• Other concerning plan features such as inadequate stock retention requirements and the use of stock options or retirement benefits

Director retirement benefits

We believe that retirement benefits should be restricted to the employees of a corporation. Directors’ independence could be compromised if they receive retirement benefits from the corporation.

Voting guideline

We will vote against proposals for retirement benefits for directors, unless it can be clearly shown that they will not impair directors’ independence.

Employee loans

Loans to senior management or the guaranteeing of loans for the purpose of exercising options should be avoided. These types of arrangements expose the company to the risk of not being able to recover the loan if the employment of the borrower is terminated.

Voting guideline

We will review all loans to senior management on a case- by-case basis, but will generally support loans that are reasonable in amount, given at a market rate of interest, (and not forgivable) and are secured against shares in the company or some other real asset.

Excessive executive compensation

We believe that executive compensation should be performance based and should align the interests of executives with the long-term interests of shareholders, and be designed in a way to attract and retain executives that create long-term, sustainable shareholder value. We would like to see performance criteria clearly disclosed and defined and detailed disclosure of whether and how those criteria have been met. The performance criteria and the degree to which they have been met should be determined by the compensation committee. Executives should be required to hold a substantial portion of their equity compensation awards, including shares received from option exercises, during their employment with the company and for some reasonable time after leaving the company.

Compensation plans may utilize overly complex structures. Overly complex compensation plans make the proper assessment of pay and performance alignment difficult and, in some instances, this complexity facilitates misalignment between pay and performance. As a result, we generally support simplified pay practices with the following core features:

• Competitive base salary

• Annual incentives tied to performance on short-term material strategic goals

• Long-term, time-vesting restricted share units (RSUs), where the vesting period extends over five or more years

For compensation plans using this structure, companies are also encouraged to implement stock holding requirements, depending on the vesting schedule. In our view, this simplified structure incentivizes management to create long- term, sustainable shareholder value, reduces the burden on compensation committees, and promotes a clearer understanding of compensation opportunities and alignment between those opportunities and company performance.

Voting guideline

We will generally support executive compensation plans that are fair and oppose those that misalign pay and performance, or are structured in a way that may risk doing so in the future. We will review on a case-by-case basis proposals to enhance compensation disclosure, but will generally support proposals that require disclosure of performance criteria and whether those criteria were met. We will consider supporting proposals to link executive compensation to the company’s achievement of goals that go beyond traditional financial metrics, provided that those goals will improve the company’s long-term performance.

Compensation report and say-on-pay

The compensation report in the proxy circular is the primary means by which shareholders obtain information to assess the compensation practices of the company. This report should be clear, concise and fully disclose all methods of compensation and performance measures. Furthermore, this report should present the information in a format that will allow all shareholders to easily determine total compensation for an individual.

When considering whether to approve a company’s advisory vote on executive compensation, we will consider the company’s overall compensation philosophy in the context of all relevant factors, including:

• whether pay is aligned to long-term sustainable performance

• whether the company has provided adequate disclosure of specific performance metrics and measures and discloses performance against those metrics

• whether the company has poor executive pay practices

• whether the company has manipulated its equity compensation plans through stock option backdating, spring loading or re-pricing, or the use of materially-altered non- GAAP performance metrics without a reasonable rationale

• whether the company uses time vesting or performance vesting for equity awards, with particular consideration where equity awarded through the Long-Term Incentive Plan, excluding stock options, lacks a performance-based component

• whether the company has established meaningful stock holding requirements for executives and whether it has clawback policies in place in the event of accounting restatement or wrongdoing

• whether overall amounts of executive compensation are reasonable relative to company peers, other employees and the value added by the executive. For instance, overall amounts may be flagged as excessive where the highest paid executive’s total compensation is twice as high the previous year’s median pay at the company’s market cap and revenue-based peers

• whether the executive compensation plans are overly complex or duplicative

• whether the company’s executive compensation plans give directors excessive discretionary power over awards

• if there are significant levels of dissent on the say-on-pay vote over two or more consecutive years

Executive compensation & COVID-19

We recognize that many compensation committees faced unprecedented challenges in adjusting and structuring compensation plans in light of the economic impacts of the COVID-19 pandemic. We have seen compensation committees address these challenges in several different ways, including the modification of existing performance metrics, additional discretion, foregoing bonus opportunities altogether, or leaving the existing plan structure intact.

We review executive compensation plans on a case-by-case basis and due to the various approaches taken, we recommend first and foremost that compensation committees provide robust disclosure on the compensation decisions made, the rationale behind those decisions, the level of discretion used, and the approach to compensation moving forward. Additional disclosure is particularly warranted in instances where a company made significant cuts to its workforce or furloughed employees due to the pandemic.

Voting guideline

We will generally support proposals that require full or enhanced disclosure of compensation for senior executives.

We will support proposals requiring an advisory vote by shareholders to approve the annual compensation report (i.e. “say-on-pay”).

Where a say-on-pay proposal fails to obtain the support of at least 60% of its shareholders we will expect a substantive board response. Boards should engage with their significant shareholders to determine the nature of their concerns with the company’s executive compensation practices. If those concerns are not adequately addressed in the next proxy circular, we will generally withhold/vote against the members of the compensation committee of the board.

We will assess all say-on-pay proposals on a case-by-case basis, but will generally not support plans where:

• There are inadequate equity retention requirements for named executives; specifically, where the equity retention requirement for the CEO is less than 5x base salary. It is preferred that these requirements extend for a period post-employment.

• There are inadequate claw-back provisions in the event of fraud or other acts that result in financial restatement or inappropriate compensation being paid.

• The compensation committee has exercised discretion to increase executive compensation beyond what was

• indicated by the compensation metrics and has not provided adequate disclosure and justification for this action.

• The compensation plan and/or the compensation plan disclosure is overly complex with no apparent reason for that complexity.

• The plan uses per-share metrics and there was a significant repurchase of shares during the period with no business rationale.

• There were significant legal expenses incurred and/or settlements paid arising from the company’s products, services, or business operations excluded from performance metric calculations.

• There was a significant environmental or social controversy during the year that had an actual or potential material impact on the company that is not reflected adequately in the remuneration of executives.

• Substantial payouts are triggered for performance that falls below the relevant comparator group median or average.

• The amount of the total compensation paid to the CEO or senior management is excessive in light of all relevant circumstances.

• The highest paid executive earns greater than $20-million (USD) and the company provides no disclosure on thresholds and targets of performance metrics in both the Short-Term Incentive Plan (STIP) and Long-Term Incentive Plan (LTIP).

• Executives are awarded with excessive special or one-time awards in response to successful transactions.

• The compensation plan makes use of significant front- loaded awards or long-term mega grants without robust performance conditions aligning management and shareholder interests for the duration of the plan’s life and beyond.

The compensation committee has exercised discretion to increase executive compensation to ensure the executive has an excessive amount of minimum guaranteed compensation.

• Executives receive continued or outsized pay increases in instances where the company made significant cuts to its workforce or furloughed employees.

Compensation consultants

Compensation consultants are increasingly being used by boards to provide advice and recommendations on the structure of executive compensation plans. The use of consultants can provide invaluable support to the compensation committee in designing the executive compensation plan. It is important that the independence of compensation consultants is not compromised and that the nature and the extent of the relationship are disclosed to shareholders. We prefer that no less than two-thirds of the total fees paid to the compensation consultant be for consulting services provided to the board. In addition, we prefer that the compensation consultants be engaged by the compensation committee and report directly to it.

Voting guideline

We will generally support shareholder proposals requiring the full disclosure of all fees paid to a compensation consulting firm, distinguishing between fees paid for services to the board and for all other services provided to the company.

We will generally support shareholder proposals requiring compensation consultants to limit their overall relationship with a company to providing services to the board only.

External management compensation disclosure Occasionally issuers will employ external rather than internal senior management teams. In these situations senior management are not employees of the company but rather provide their services under a contract. For this type of management structure, disclosure requirements regarding executive compensation do not technically apply and consequently practices for these arrangements often fall well below those for internal management. RBC GAM expects that the disclosure of external management compensation should be the same as it is for senior management employed by an issuer.

Voting guideline

Where compensation disclosure practices for issuers with external management fall materially below the disclosure requirements for issuers with internal management, we will vote against the say-on-pay proposal. If there is no say-on- pay proposal on the ballot we will withhold votes from all members of the compensation committee.

Takeover protection and transactions

The takeover protection measures that are available to boards and management can be a double-edged sword for the shareholder. They can be used to protect shareholder value by defending the company from hostile takeover bids that do not represent a fair value for the assets of the company. However, they can also be used to entrench a board and management who may ultimately undermine shareholder rights and shareholder value.

Shareholder rights plans (“poison pills”)

There are two main purposes for a shareholder rights plan. The first is to ensure that all shareholders are treated equally, and the second is to give the board time to consider other options. Many shareholder rights plans go well beyond these two aims and may be used to prevent bids that are worthy of shareholder consideration.

A shareholder rights plan should allow a takeover offer to stand for no longer than 60 days before the board responds. This gives management and the board ample time to consider the bid and assess alternatives.

In Canada, shareholder rights plans must be ratified by the shareholders at the first annual meeting following adoption of the plan. In the U.S., shareholder ratification is not required.

Voting guideline

We will review each shareholder rights plan on a case-by- case basis, but will generally not support plans that are not subject to shareholder approval at least every three years.

We will oppose any shareholder rights plan that is triggered by a purchase of less than 20% of the company’s shares, or that includes dead-hand, slow-hand, or no-hand provisions.

Other takeover protection measures

Other takeover protection measures may include, but are not limited to the following:

• going private transactions

• leveraged buyouts

• lock-up arrangements

• crown-jewel defences

• greenmail

• fair price amendments

• re-incorporation

When considering any takeover protection measure, we would be more likely to support a proposal if:

• the measure protects the rights of all shareholders

• the measure seeks to maximize shareholder value

• sufficient time and information is made available to shareholders to make an informed decision

• the measure will allow competing bids to be considered over a reasonable time

• the measure is subject to shareholder approval

• the measure is adopted for a limited period

Voting guideline

We will review each takeover protection measure on a case- by-case basis. We will generally oppose greenmail payments where there is no sufficient long-term business justification for them.

Dissident shareholders, contested elections, and proxy contests

In contested elections, it is important to understand what both management and the dissident are proposing and the implications it will have on governance and performance going forward.

Voting guideline

We will review dissident shareholder proposals for director nominees on a case-by-case basis to determine which will result in the best governance and performance for the company over both the short and long-term. We will consider:

• board independence, performance, equity ownership and responsiveness to shareholder concerns

• the performance of current management and the company’s long-term performance

• the competing strategic plans of the dissident and incumbent slate to enhance long-term corporate value, including the impact on key constituents

• the relative qualifications of the nominees and, where relevant, the company’s current executive and board compensation practices

Dissident director nominee compensation

In some contested director elections, dissident director nominees may have separate compensation agreements with the dissident shareholder. These agreements can be problematic, particularly if they extend beyond the election of the nominee directors, as they may compromise the independence of the nominee directors, motivate them to act in the best interests of the dissident shareholder rather than the best interests of the company, and create divisions within the board.

Voting guideline

We will review nominee director compensation agreements with dissident shareholders on a case-by-case basis, but may vote against/withhold votes from nominee directors if we believe their independence has been or could be compromised.

We will generally support proposals to prohibit payments from a dissident shareholder to its nominee directors after those directors have been elected to the board.

We will generally vote against proposals that would prevent the election of nominee directors who have received compensation from a dissident shareholder during a proxy contest, prior to being elected to the board.

Mergers and acquisitions

When dissidents are proposing an alternative strategy or if a proposed merger or acquisition is put to shareholders for a vote, we will consider all relevant factors, including:

• impact on long-term corporate value

• anticipated financial and operating benefits

• the price being offered to shareholders

• circumstances regarding how the deal was negotiated

• any proposed or resulting changes in corporate governance and the impact of those changes on shareholders’ rights

• the impact of any merger or acquisition on key constituents at both companies

All votes on mergers or acquisitions are referred directly to portfolio managers and evaluated on a case-by-case basis.

Shareholder rights

Shareholder rights include rights to influence management of the issuer through voting, to receive information from the issuer, to sell or transfer shares, to receive a share of the income of the issuer and to share in the net proceeds on the sale or winding-up of the issuer. These rights, like any other asset, should be protected and maintained.

Confidential voting

As with other electoral systems, the voting of proxies should be confidential, thereby ensuring that the process is impartial and free from coercion.

Voting guideline

We will support proposals to introduce confidential voting.

Proxy access

We believe that a robust process for nominating directors is fundamentally important for creating an effective board and that shareholders have a role to play in that process. Significant shareholders should have the right to nominate a number of directors for election in the ordinary course, outside of any contest for control, and should have their nominees included in the proxy circular in the same manner as the company’s nominees.

Voting guideline

We will generally support proposals that provide shareholders owning at least 3% of a company’s voting shares (individually or together with other shareholders) access to the company proxy statement to advance non- management board candidates comprising no more than 25% of the total board. We generally do not support limits on the number of shareholders that may aggregate their shares to satisfy the ownership requirement, but generally will not oppose proxy access proposals with reasonable limits on this basis alone.

In general, we will withhold support for proxy access proposals if the access right could be used to promote hostile takeovers by allowing for nomination of more than 25% of the board.

We will not support by-law amendments that will place unreasonable conditions or restrictions on shareholders’ ability to nominate directors.

If proxy access provisions are used to unreasonably restrict the rights of shareholders, we will withhold votes from the members of the corporate governance and nominating committees until the issue is resolved.

Advance notice provisions

When select shareholders nominate a director for election at or just before a company’s annual or special meeting, it poses undue risks to other shareholders that were unable to adequately review all relevant information relating to a proposed nominee. Advance Notice Policies allow companies to mitigate this risk by ensuring that the company and shareholders are notified within an appropriate timeframe of a shareholder’s intention to nominate one or more directors. However, these Advance Notice Policies also have the potential to be used by the company to unreasonably restrict the right of shareholders to nominate directors.

Voting guideline

We will generally support proposals seeking to establish Advance Notice Provisions so long as:

• The minimum notice period is not less than 30 days from the meeting date in the event of an annual meeting or 15 days in the event of a special meeting

• Nominations may be submitted within a minimum of ten days following the first public announcement of a meeting if notice of the meeting date is given less than 50 days prior to the meeting date

• There is no upper limit on the number of days before an annual meeting in which a director can be nominated

• The policy provides that if the annual meeting is postponed or adjourned, a new time period for shareholder nominations will begin

• There are no requirements that unnecessarily restrict the ability of shareholders to nominate directors, including the ability of companies’ to request an unreasonable level of additional disclosure regarding shareholder nominees

Dual-class stock & unequal voting rights

A company with dual class shares gives multiple votes per share to a certain class of shares, resulting in unequal voting rights between classes of shares. This violates the principle of one share, one vote. Companies with multiple voting shares give minority shareholders the ability to make decisions that may not be in the interests of all shareholders, or may not be supported by the majority of shareholders.

For companies that maintain a share structure with unequal voting rights, we strongly encourage the disclosure of voting results to be broken down by each class of share to provide greater transparency and allow both minority shareholders and the board to better understand how the different classes of shares were voted.

Voting guideline

We will generally not support the creation or extension of an unequal voting right structure without substantial proof that such a plan is critical to the success of the issuer, for instance, as a result of specific and unique challenges facing the issuer. Any such plan must be subject to future approval by the holders of the subordinate voting shares at regular and pre-determined intervals. If the issuer does not provide an adequate rationale for the proposed structure, we may vote against members of the Corporate Governance committee.

Where an issuer that has historically used an unequal voting right structure does not have adequate protections for minority shareholders, we may vote against members of the corporate governance committee. At a minimum, adequate protections for minority shareholders should include either:

• a regular binding vote for holders of subordinate voting shares on whether or not the capital structure should be maintained; or

• the existence of an adequate sunset clause to eliminate the unequal voting right structure. We will determine the adequacy of a sunset clause on a case-by-case basis. We will consider the length and structure of the sunset clause,in addition to the overall corporate governance of the issuer when determining the adequacy of a sunset clause.

We generally do not support newly public companies adopting share structures with unequal voting rights. If this structure is adopted, it should include a reasonable sunset provision. If a newly public company adopts a share structure with unequal voting rights and lacks a reasonable sunset provision, we may vote against the election of directors on a case-by-case basis.

We will generally support proposals to eliminate unequal voting right structures.

We will consider any proposal to enhance the voting rights of long-term shareholders on a case-by-case basis, in light of the particular circumstances of the company and the legal regulatory regime to which it is subject.

We will generally support proposals that ask for the disclosure of voting results broken down by share class.

Supermajority approval

We believe that supermajority requirements do have a legitimate purpose, but can be subject to abuse. They should not be used for votes regarding takeovers or control of a company, and the approval proportion should not be set too high. A two-thirds majority is most common, and we generally consider anything above that to be unreasonable.

Voting guideline

We will consider supermajority voting proposals on a case-by- case basis but will generally vote against any supermajority proposal that has more than a two-third majority requirement unless it can be clearly demonstrated that it is in the shareholders’ best interests.

Linked proposals

Linked proposals are used to pass proposals that may not be approved if they were proposed individually.

Voting guideline

We will generally not support linked proposals.

Increase in authorized shares

We recognize that directors may need the flexibility to issue stock to meet changing financial conditions. This may include a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. The authorization of additional stock should be approved by shareholders, and should meet a specific business need.

Voting guideline

We will review proposals to increase authorized shares on a case-by-case basis. We will not support proposals for unlimited authorized shares.

We may support a reverse stock split if management provides a reasonable justification for it and reduces authorized shares accordingly.

We will oppose management proposals to issue tracking stocks designed to reflect the performance of a particular business unit.

Disclosure of voting results

We believe that shareholders have the right to know whether a proposal has been passed or defeated, as well as the number of votes for, against and withheld. Additionally, all proposals should be cast by ballot rather than a show of hands, as this will ensure that all shareholders, whether present at the meeting or not, will be treated equally. In order to maintain the integrity of the proxy voting process, it is recommended that vote results be subject to independent verification.

Voting guideline

We will support proposals for the prompt disclosure of proxy voting results, to eliminate the practice of voting by a show of hands, and to adopt independent verification of proxy voting.

Blank-cheque preferred shares

There may be valid business reasons for the issuance of blank-cheque preferred shares, but we believe the potential for abuse outweighs the benefits. The authorization of these shares gives directors complete discretion over the conditions of the stock and shareholders have no further power to determine how or when the shares will be allocated.

Voting guideline

We will generally not support the authorization of blank- cheque preferred shares.

Shareholder meeting quorum

The quorum for shareholders’ meetings should be high enough to ensure that individual shareholders or small groups of shareholders (for example the board or senior management) will not be able to act independently of other shareholders, but not so high as to make it difficult to achieve.

Voting guideline

We will generally support quorum amendment proposals that require a minimum of five shareholders representing 25% of outstanding shares to constitute a quorum.

Equity issues

Shareholders should exercise control over the issuance of shares, especially when that issuance will result in significant dilution of ownership. This allows shareholder input on major decisions that affect the long-term interests of shareholders and the company.

Voting guideline

We will review all proposals regarding private placements and the issuance of equity on a case-by-case basis, but will vote against any proposal that will cause excessive dilution without a valid business need.

Other business

We believe that the inclusion of an “other business” proposal on a proxy ballot gives the board broad discretion to act without specific shareholder approval.

Voting guideline

We will not support “other business” proposals.

Implementing shareholder views

When a resolution receives the support of a majority of shareholders, the board of directors should report back within a reasonable time, and not later than the next annual shareholders’ meeting, on the action taken or explain why no action has been taken.

Voting guideline

When the board fails to implement a proposal that has received a majority of shareholder support, and does not demonstrate a valid reason for this action, we will generally withhold votes for all board members who served on the board during the period in question.

Share blocking

Some countries allow the practice of share blocking, where shareholders are “blocked” or prevented from trading their position from the time the proxy votes are submitted to the day after the shareholders’ meeting. This practice has implications for the management of the portfolios in which these securities are held. We believe that this practice is not in the interests of shareholders and we would like to see it discontinued.

Voting guideline

In general, we will not vote shares that are subject to blocking restrictions unless we determine that it is in our portfolios’ best interests to do so.

Income trust governance

Unit holders of income trusts should enjoy the equivalent rights and protection as the shareholders of a corporation. The trust and associated entities should take steps to ensure that appropriate governance practices are adopted to achieve this end.

Voting guideline

We will generally support proposals that enhance governance practices of the trust.

We may withhold votes from trustees where they have failed to establish or protect the rights of unit holders.

Reincorporation

There can be valid business reasons for a company to reincorporate in a different jurisdiction; however, a company may also be motivated to reincorporate for reasons that may be inconsistent with the interests of shareholders.

Voting guideline

We will review all reincorporation proposals on a case-by- case basis but will generally vote against any proposal that will result in unjustified risk to the corporation, unreasonable limits on director liability, diminished shareholder rights or weaker corporate governance requirements.

We will generally oppose management proposals to restructure the venue for shareowner claims by adopting charter or bylaw provisions that seek to establish an exclusive judicial forum.

Exclusive forum provisions

Exclusive forum provisions relate to a company making a change to its by-laws stipulating that legal actions brought against the company will only be permitted in courts within a certain jurisdiction. For example, if a shareholder wanted to sue a company they could only file the action in the jurisdiction stipulated by the company. While there may be valid reasons for adopting an exclusive forum provision, there is also the potential that these provisions could be abused by a company and negatively impact the rights of shareholders.

Voting guideline

We will assess all exclusive forum provisions on a case-by- case basis, but will generally not support proposals unless the company can demonstrate a clear need for such a provision and how it is in the interests of all shareholders.

Pre-IPO unilateral bylaw/charter amendments Private companies that are contemplating an IPO have the ability to adopt bylaw or charter amendments that may not be consistent with the corporate governance best practices expected of a public company. These types of corporate governance practices are never acceptable, but it is particularly egregious if they are adopted just prior to an IPO. These amendments have the potential to compromise the rights of the shareholders after an IPO, and may be more difficult for shareholders to amend or repeal once a company has gone public. Companies in this situation will often adopt these measures knowing that the new shareholder base would not approve them if they were proposed post- IPO. We encourage private companies to adopt corporate governance practices consistent with the public market best practices prior to an IPO.

Voting guideline

With all IPOs, the expectation is that the newly public entity will have corporate governance and shareholder rights practices that meet best practice standards for a public issuer. We will review the bylaws and charter for IPOs on a case-by-case basis, but will vote against the corporate governance committee of the board and the board chair if there are any unreasonable restrictions on the rights of shareholders that have not been removed prior to the IPO.

Calling a special meeting

In some jurisdictions, shareholders holding a specific percentage of a company’s shares are able to call a special meeting in order to take action on matters that arise between regularly-scheduled annual general meetings. If, however, shareholders are unable to do so, their ability to remove directors, put forward resolutions or respond to an offer from a bidder may be restricted.

Voting guideline

We will review shareholder proposals requesting that a company install or change the percentage of shares required in order to call a special meeting on a case-by-case basis.

No-action and exemption requests

In some jurisdictions (particularly the United States), companies may be permitted by market regulators and/or agencies to exclude shareholder proposals from the ballot if the proposal conflicts with a management proposal at the same meeting. However, companies may use this avenue to limit shareholder rights by putting forth management proposals similar to those filed by shareholders, but with more limited criteria than originally set out by the shareholder proposal proponent.

The removal of redundant shareholder proposals from the ballot may be warranted where the company takes reasonable action on the issue or where the proponent agrees on the withdrawal after engagement. However, we are generally not supportive of the exemption practice where it impedes improvements to shareholder rights.

Voting guideline

We will examine cases where shareholder proposals have been excluded after the company has included a competing management proposal on a case-by-case basis. We may vote against members of the governance committee if we determine that the company has excluded a shareholder proposal and introduced a management proposal on substantially the same issue that may be contrary to shareholders’ best interests, as compared to the original shareholder proposal.

We will vote on the resulting management proposal on a case-by-case basis, taking into consideration the impacts on shareholder rights and shareholders’ abilities to file future resolutions on the issue(s).

Virtual shareholder meetings

Although there are benefits to facilitating virtual participation in shareholder meetings, virtual meeting formats have the potential to adversely impact shareholder rights, especially in the case of virtual-only meetings. In our view, a virtual meeting experience is not directly comparable to an in- person experience for all shareholders.

We are generally supportive of a hybrid meeting format where companies combine a traditional in-person meeting with the option of remote participation, as long as shareholder rights are not limited.

When a company holds a hybrid or virtual-only meeting, we expect effective disclosure demonstrating that shareholder rights are maintained under the meeting format. Disclosure should include:

• Procedures on shareholder questions, including required timelines to submit questions, if questions are selected or screened, and disclosure practices (e.g. how virtual meeting participants can see questions, publicly addressing unanswered questions after the meeting)

• Technical and logistical guidance for virtual meeting participation

• Details on technical support for issues encountered related to accessing or participating in the virtual meeting

Voting guideline

Shareholders should be given the opportunity to vote on the adoption of virtual-only meetings. We may withhold our support from the Corporate Governance committee if the company adopts a virtual-only meeting format and the resulting meeting format negatively impacts shareholder rights.

In general, barring exceptional circumstances, we generally will not support proposals to adopt a virtual-only format for upcoming annual meetings of shareholders.

Acting by written consent

Acting by written consent provides shareholders with the ability to act on important issues outside of the regular annual meeting cycle. It can also be an effective alternative to calling a special meeting by reducing the cost and added expense to the company of holding a special meeting. In our view, the ability to act by written consent enhances shareholder rights.

Voting guideline

We will generally support proposals:

• Granting shareholders the right to act by written consent

• That seek to restore or improve the right to act by written consent

We will generally oppose attempts to limit and/or eliminate shareholders’ ability act by written consent.

Shareholder proposals

Shareholders should have the right to bring relevant proposals to the annual general meeting. We believe that these proposals should be included on the proxy ballot for consideration by all shareholders as long as they deal with appropriate issues and are not used to raise personal matters, politically- or ideologically-motivated requests, or to garner publicity.

We also believe that proposals should generally refrain from specifying how companies should achieve the desired objectives. We are mindful that some proposals may diminish long-term shareholder value by imposing unreasonable constraints on the board and management.

Environmental and social issues are increasingly acknowledged to be areas of real risk to the operations and value of a company. Proposals that address these issues should be assessed in terms of the risks and opportunities they represent for the company and whether those issues have been adequately disclosed to shareholders. We will consider the Sustainability Accounting Standards Board (SASB) standards when assessing the materiality of a proposal3.

We will generally review all shareholder proposals on a case-by-case basis. Where proposals relate to enhanced disclosure in an area that represents a real risk or opportunity for the corporation, we will generally support it. Where proposals mandate a specific course of action for the company, are considered overly prescriptive, request action or disclosure we believe is already sufficient at the issuer, or where we determine fulfillment of the proposal request would not be in the best interests of the portfolio, we will generally oppose it.In cases where we would otherwise support a proposal, but we determine a shareholder proponent’s aims are not aligned with the best interests of the portfolio, we may vote against or abstain from voting on the proposal. This determination is made on a best-efforts basis, and may be informed by disclosures in the information circular, publicly available information, or previous shareholder proposals filed by the proponent.

Lobbying & political contributions disclosure proposals

Shareholders continue to seek additional disclosure regarding companies’ lobbying activities and political contributions. We encourage companies to provide additional disclosure on their lobbying activities and political contributions where material and will generally evaluate the quality of disclosure based on the following factors:

• The company’s rationale for its lobbying activities and/or political contributions

• Board and/or management oversight of lobbying activities and/or political contributions and description of this oversight

• Disclosure of a list of trade associations or applicable groups where dues meet or exceed a specific threshold. In cases where there are recent controversies, fines,or litigation regarding the company’s lobbying-related activities or political contributions, we may be supportive of enhanced disclosure, not limited to the following:

• Disclosure of the company’s overall lobbying expenditures and/or political contributions

• Disclosure of a comprehensive list of trade association memberships or memberships in applicable groups.

3 The SASB standards are the responsibility of the IFRS Foundation. Please see https://www.sasb.org/standards/ for more information.

Voting guideline

We will evaluate shareholder proposals seeking additional disclosure on companies’ lobbying activities or political contributions on a case-by-case basis, but will generally support proposals where the company does not currently disclose such details or existing disclosure is inadequate. In cases where such details are disclosed, and the proponent has raised concerns regarding the alignment of companies’ lobbying activities or political contributions with its stated strategies, or there are recent controversies, fines, or litigation regarding the company’s lobbying-related activities or political contributions, we may support the proposal.

Cyber security

We believe investors should be provided with sufficient information to evaluate a company’s management of risks related to cyber security. We encourage companies to provide additional disclosure on their cyber security policies and procedures where material.

Voting guideline

We believe that cyber security is a material risk in several industries and we will generally support requests for enhanced disclosure on how the board and senior management are overseeing, managing, and mitigating these risks.

When evaluating cyber security-related shareholder proposals, we will consider:

• The level of disclosure of company protocols, policies, and procedures relating to data protection and guards against cyber attacks

• Commitment to applicable market-specific laws or regulations that may be imposed on the company

• Controversies, fines, or litigation related to cyber security related issues

Climate change

Climate change poses both risks and opportunities to all sectors and geographies, although in different ways.

We encourage companies to take actions that reduce greenhouse gas (GHG) emissions, strengthen governance oversight of climate change, and provide transparency and comprehensive climate-related disclosures.

We recommend that companies disclose in line with the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD). We recognize the importance of the global goal of achieving net-zero emissions by 2050 or sooner. We also recognize the need to achieve a just and orderly transition to net-zero that promotes widely shared economic prosperity. As a result, we expect issuers for which climate change is a material risk to:

• work towards identifying and publicly disclosing material financial and strategic impacts resulting from the transition to a net-zero economy.

• establish credible targets and develop action plans aligned with achieving net-zero emissions by 2050 or sooner. We also expect them to demonstrate progress in meeting their commitments.

Voting guideline

We will evaluate climate-related shareholder proposals on a case-by-case basis, but will generally support proposals requesting:

• That a company disclose the organization’s governance around climate-related risks and opportunities.

• That a company disclose the actual and potential impacts of climate-related risks and opportunities on the

• organization’s businesses, strategy, and financial planning. This includes disclosure of the results of climate scenario analysis and related assessments.

• That a company disclose how the organization identifies, assesses and manages climate-related risks. Risks include Transition Risks (Policy and Legal, Technology, Market, and Reputation) and Physical Risks (Acute and Chronic), as defined by the TCFD.

• That a company disclose the metrics and targets used to assess and manage relevant climate-related risks and opportunities, or on how the company identifies, measures, and manages such risks.

• That a company adopt or implement initiatives to reduce GHG emissions, including carbon. This includes providing detailed disclosure of progress.

• That a company adopt long-term and interim net-zero or science-based targets, where climate-related risks are financially material and adoption timelines are within a reasonable time frame. Net-zero targets should relate to scope 1 and 2 emissions. Where a proponent requests that a company adopt net-zero targets on scope 3 emissions, we will review on a case-by-case basis, factoring in materiality of these emissions to the company, feasibility of the request, and usefulness to shareholders if the proponent’s request is fulfilled..

• That a company disclose its climate transition plan in line with the TCFD recommendations.

• That a company provide enhanced disclosure on the alignment of its lobbying activities with climate change initiatives, including its membership in industry associations.

Shareholder proposals requesting that a company adopt a regular, non-binding shareholder vote on its climate strategy (i.e. a “say-on-climate”), will be evaluated on a case-by-case basis.

When evaluating climate-related shareholder proposals, we will consider:

• The industry in which the company operates and the

materiality of the requested disclosure in that industry

• The company’s existing publicly-available information on the potential impacts of climate change on its operations, strategy or viability

• Existing oversight, policies and procedures on climate- related risks and opportunities

• The company’s level of disclosure and preparedness compared to that of its industry peers

• Whether the company has recently been involved in climate- related controversies resulting in fines, litigation, penalties or significant environmental, social or financial impacts

• The company’s existing climate-related targets, commitments, and initiatives

Environmental issues

We believe companies must recognize their impact on the environment and we will generally support companies in adopting policies and procedures to minimize a company’s impact on the environment. Proposals that seek to improve the environmental practices of a company will generally be supported.

Voting guideline

We will generally vote in support of proposals that ask for:

• greater disclosure of a company’s environmental practices and/or environmental risks and liabilities

• initiatives to reduce toxic emissions and detailed disclosure of results

• detailed reporting on the risks and opportunities resulting from climate change

• initiatives to promote recycling, including product life-cycle management, and detailed disclosure of results

• companies to abstain from operating in environmentally sensitive areas or using products produced from materials extracted from such areas, where material and insufficiently managed risks are identified

• consideration and adoption of the Global Reporting Initiative reporting standards

• consideration and adoption of the Equator Principles

• companies to consider investing in or developing renewable energy sources

• detailed reporting on water use, intensity, supply, and risks. Reporting on efforts to reduce overall water use or intensity and impacts on local water systems

Human rights

We live in an increasingly globalized world where companies located in one country operate within the borders of others. Those operations frequently occur in jurisdictions with weak rule of law and/or insufficient institutional protection of human rights. We generally support proposals that call on companies to respect internationally recognized human rights and comply with relevant international agreements regarding the protection of those rights.

Voting guideline

We will generally vote in support of proposals that call on companies to:

• adopt or comply with policies that conform to the United Nations Guiding Principles on Business and Human Rights (UNGPs), and/or express a commitment to respect the International Bill of Rights, which includes the Universal Declaration on Human Rights, the International Covenant on Civil and Political Rights, and the International Covenant on Economic, Social and Cultural Rights

• adopt or comply with policies that conform to the International Labour Organization’s Declaration on Fundamental Principles and Rights at Work and report on the progress toward implementing those standards

• take reasonable steps, or institute an adequate review process which may include third-party independent review, that monitors compliance with human rights and related policies throughout its supply chain,

• disclose its practices, policies and oversight for assessing, preventing, and mitigating human rights risks the company’s investments, operations and/or activities in countries with historical or current evidence of labour and human rights abuses

• adopt policies that aim to address human rights for operations in a conflict zone. This may include policies to protect the rights of local communities and avoid exacerbating the conflict

• adopt independent programs to monitor the company’s compliance with codes of conduct or the company’s human rights policy and to provide detailed disclosure of results

• adopt or comply with policies that conform to the International Labour Organization’s Core Conventions and report on the progress toward implementing those standards

Community issues

Shareholder proposals commonly relate to the impact of a company’s operations on the residents of the communities in which it operates. “Community” may also refer to larger areas, such as a province, state or nation, to the extent that a company’s operations may have broader impact. In general, we support proposals that ask companies to operate in a manner that respects the wishes of the communities in which they operate.

Voting guideline

We will generally vote in support of proposals that call for:

• careful consideration of advertising policies and practices to ensure that they do not promote racial stereotyping

• meaningful disclosure of plant closing criteria

• eliminating the use of predatory lending practices and “redlining”

• disclosure of lending practices in developing countrie

• support of the Extractive Industry Transparency Initiative

We will generally oppose proposals that call for:

• asking banks to forgive loans outright

• requiring shareholder ratification of charitable grants

Indigenous rights

Indigenous Peoples have inherent rights to self-determination in accordance with international and domestic law. They also have specific rights, such as those set out in the United Nations Declaration on the Rights of Indigenous Peoples (UN DRIP), which includes Free, Prior and Informed Consent (FPIC). Jurisdictions implement UNDRIP in varying degrees.

Voting guideline

We will generally vote in support of proposals that call for:

• disclosure on a company’s impact on Indigenous Peoples and their rights

• reporting on the company’s policies relating to the rights of Indigenous Peoples

• disclosure on how a company considers the rights of Indigenous Peoples in its operations and decision-making

Employee rights

Employees have the right to work in a safe and healthy environment. This includes a workplace that promotes a healthy and productive, professional environment that is free from unlawful discrimination, disrespectful or inappropriate behaviour, harassment (including sexual harassment), retaliation, and violence. Diversity, equity, and inclusion (DEI) in the workplace is also an important consideration for employee rights. In general, we support proposals that promote DEI, diversity, dignity and safety in the workplace in addition to the protection of collective bargaining rights.

Voting guideline

We will generally vote in support of proposals that ask companies to:

• enhance disclosure of DEI in the workplace such as, DEI-related programs, goals, and demographic metrics. This may include, but is not limited to, enhanced disclosure of promotion and retention rates at different levels of management. It may also include enhanced disclosure on the progress of stated DEI-related programs

• report on racial or gender pay equity where the company has inadequate policies or disclosure and its practices lag behind peers’ or the company has been the subject of a recent controversy, including litigation, related to racial or gender pay equity

• enhance disclosure, which may include adopting policies and procedures, on initiatives seeking to prevent discrimination on the basis of age, gender, ethnicity, race, skin colour, national origin, sexual orientation, disability, Indigenous status, gender expression/identity, education, religion and other dimensions that are intrinsic to all people.

• adopt enhanced health and safety policies, report on the implementation of those policies, and disclose health and safety data to shareholders

• report on human capital risks, opportunities, initiatives, commitments and relevant statistics

Nature-related risks

The Task Force on Nature-related Financial Disclosures (TNFD) defines nature-related risks as potential threats posed to an organization, linked to their (and wider society’s) dependencies and impacts on nature. These can derive from physical, transition, and systemic risks. There are also nature-related opportunities, which are activities that avoid, reduce, mitigate, or manage nature-related risks, or that actively work to reverse the loss of nature, including through restoration, regeneration of nature, and implementation of nature-based solutions.

The TNFD provides a framework and sector-specific guidance for the disclosure of nature-related dependencies, impacts, risks, and opportunities. As issuers continue to advance their understanding of the materiality of nature-related factors to their businesses, they should consider related disclosures that take into consideration the TNFD recommendations and guidance.

Voting Guideline

We will evaluate nature-related shareholder proposals on a case-by-case basis.

We will generally support proposals requesting that a company disclose the organization’s governance around nature-related risks and opportunities.

Management environmental and social proposals

Say-on-climate

The impacts of climate change are systemic and unprecedented. They are also already apparent. Many companies are now seeking regular advisory votes from shareholders on their climate transition plans and progress made on these plans (i.e. a “say-on-climate” vote).

Voting guideline

We will evaluate say-on-climate management proposals on a case-by-case basis, but will generally not support proposals where the climate-related plans lack:

• Clear and appropriately detailed disclosure of the governance, strategy, risk management, and metrics and targets, as they relate to climate-related risks and opportunities

• Improvements on disclosure and performance, where applicable

• Targets and emissions reductions at least in line with industry peer

• Disclosure of corporate and trade association lobbying activities, and how the company considers this in line with the Paris Agreement goals, where material.

When evaluating say-on-climate management proposals, we will consider the completeness of climate-related plans as well as the suitability of said plans, as determined by RBC GAM, for the company on a best-efforts basis. In addition, we will give consideration to newly-disclosed climate transition plans that do not meet this minimum criteria if there is demonstrable evidence and commitments indicating the minimum criteria will be met.

This document is provided by RBC Global Asset Management (RBC GAM) for informational purposes only and may not be reproduced, distributed or published without the written consent of RBC GAM or its affiliated entities listed herein. This document does not constitute an offer or a solicitation to buy or to sell any security, product or service in any jurisdiction; nor is it intended to provide investment, financial, legal, accounting, tax, or other advice and such information should not be relied or acted upon for providing such advice. This document is not available for distribution to investors in jurisdictions where such distribution would be prohibited.

RBC GAM is the asset management division of Royal Bank of Canada (RBC) which includes RBC Global Asset Management Inc., RBC Global Asset Management (U.S.) Inc., RBC Global Asset Management (UK) Limited, RBC Global Asset Management (Asia) Limited and RBC Indigo Asset Management Inc, which are separate, but affiliated subsidiaries of RBC.

In Canada, this document is provided by RBC Global Asset Management Inc. (including PH&N Institutional) and RBC Indigo Asset Management Inc, each of which is regulated by each provincial and territorial securities commission with which it is registered. In the United States, this document is provided by RBC Global Asset Management (U.S.) Inc., a federally registered investment adviser. In Europe this document is provided by RBC Global Asset Management (UK) Limited, which is authorised and regulated by the UK Financial Conduct Authority. In Asia, this document is provided by RBC Global Asset Management (Asia) Limited, which is registered with the Securities and Futures Commission (SFC) in Hong Kong.

Additional information about RBC GAM may be found at www.rbcgam.com.

This document has not been reviewed by, and is not registered with any securities or other regulatory authority, and may, where appropriate and permissible, be distributed by the above-listed entities in their respective jurisdictions.

Opinions contained herein reflect the judgment and thought leadership of RBC GAM and are subject to change at any time. Such opinions are for informational purposes only and are not intended to be investment or financial advice and should not be relied or acted upon for providing such advice. RBC GAM does not undertake any obligation or responsibility to update such opinions.

RBC GAM reserves the right at any time and without notice to change, amend or cease publication of this information.

Some of the statements contained in this document may be considered forward-looking statements which provide current expectations or forecasts of future results or events. Forward-looking statements are not guarantees of future performance or events and involve risks and uncertainties. Do not place undue reliance on these statements because actual results or events may differ materially from those described in such forward-looking statements as a result of various factors.

© RBC Global Asset Management Inc. 2024

(02/2024)

021GAM011.(02-2024).PROxyVOTINGGUIDELINES.EN-V5.ACC.03/18/2024

Please keep this supplement for future reference.